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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 5, 1999 included in EnergyNorth, Inc.'s Form 10-K, into the Eastern Enterprises Form S-4 filed March 10, 2000.

/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachusetts

March 9, 2000